Exhibit 99.1

For More Information:
Public Relations	Investor Relations
Gretchen Dock	Timothy Dolan
Phase Forward	Integrated Corporate Relations

781-902-4413

617-217-2230

gretchen.dock@phaseforward.com

tdolan@icrinc.com

PHASE FORWARD REPORTS FIRST QUARTER 2006 RESULTS

Waltham, MA – April 27, 2006 – Phase Forward Incorporated (NASDAQ: PFWD), a leading provider of data management solutions for clinical trials and drug safety, today announced its financial results for the first quarter of 2006.

Bob Weiler, chief executive officer and president, remarked, “We are very pleased with the company’s performance in the first quarter, which was highlighted by revenue and earnings that were at or above our expectations. Our market and technology leadership position was reinforced during the quarter by several high profile customer wins, additional successful customer implementations, recognition of our leadership position by an industry analyst, and reception of a high profile product award for our best-in-class safety solutions.”

Weiler added, “We are encouraged by the powerful business drivers that are forcing life sciences companies to adopt technologies that will improve their clinical trial and drug safety business processes. We believe there is growing evidence that fully integrated EDC and drug safety solutions are the long-term direction of the market, and that Phase Forward stands to benefit as one of the few vendors capable of meeting this demand via a suite of integrated, best-of-breed solutions.”

Revenues for the first quarter of 2006 were $23.6 million, a 15% increase from $20.6 million in the prior year period. Within total revenue, InForm license, application hosting and other related revenues were $15.2 million, an increase of 18% from $12.9 million in the prior year period.

For the first quarter of 2006, GAAP income from operations was $2.0 million, consistent with the prior year period. GAAP net income was $2.1 million, or $0.06 per diluted share for the first quarter of 2006. This represented an increase from GAAP net income of $1.5 million, or $0.04 per diluted share for the first quarter of 2005.

For the first quarter of 2006, non-GAAP income from operations was $2.7 million, up 29% over the prior year period. Non-GAAP net income available to common stockholders was $2.8 million, or $0.08 per diluted share for the first quarter of 2006. This represented an increase from non-GAAP net income for the prior year period of $1.6 million, or $0.05 per diluted share.

The attached table presents a reconciliation of GAAP to non-GAAP income from operations and net income and net income per share available to common stockholders for the first quarter of 2006 and 2005.

Cash, cash equivalents and short-term investments were $63.3 million at the end of the first quarter, an increase of $2.7 million from December 31, 2005. The increase in cash was net of the payment of

$8.5 million related to an accrued litigation settlement. Deferred revenue was $51.7 million at the end of the quarter, an increase of $5.2 million from December 31, 2005.

Business Highlights

•                  The addition of Merck, signed in the first quarter of 2006 for the use of Phase Forward’s InForm™ electronic data capture (EDC) product, represents a significant and strategic win.

•                  The company continued to expand its customer base beyond the core pharmaceutical sector, closing a multi-million dollar deal with GE Healthcare in the quarter. GE Healthcare, a $15 billion dollar operating unit within GE, signed a multi-year agreement in the first quarter to deploy Phase Forward’s InForm Integrated Trial Management (ITM) solution.

•                  The company signed and began implementing a public health engagement involving two large-scale Tuberculosis-related trials with the Aurum Institute for Health Research in South Africa. One of the trials includes 38,000 patients located in geographically dispersed mining locations.

•                  Forrester Research, a leading industry analyst firm, highlighted Phase Forward as the market leader in eClinical trial software in their most recent industry report published during the first quarter of 2006.

•                  Phase Forward won the Bio- IT World “Best of Show” award for the company’s Clinical Trials Signal Detection (CTSD™) product. The company’s InForm Integrated Trial Management (ITM) product won in the same category last year, along with a Best Practices Award for a co-developed Lincoln Technologies/GSK signal management system.

•                  The company launched Central Coding™, an application that converts inputs from large groups of trial patients into standard dictionary terms or codes. Central Coding is a separately priced module that is integrated with Phase Forward’s industry-leading EDC solution. One of the company’s beta users, Quintiles, reported substantial gains in productivity using the new coding application.

Financial Outlook

The following statements are based on current expectations and the company does not undertake any duty to update them. These statements are forward-looking and inherently uncertain. The guidance is as of today and the company assumes no obligation to update or confirm. Actual results may differ materially as a result of the factors identified below, the factors identified in our public filings made with the Securities and Exchange Commission, or other factors.

For 2006, the company expects revenues to be between $100 million and $105 million. On a non-GAAP basis, operating margin is expected to be between 11% and 13% and non-GAAP EPS between $0.30 and $0.35. GAAP EPS is expected to be between $0.20 and $0.25, including non-cash expenses associated with FAS 123R and the amortization of intangible assets.

For the second quarter of 2006, the company expects revenues to be between $24.2 and $25.0 million. Non-GAAP operating margin is expected to be between 11% and 12% and non-GAAP EPS between

$0.08 and $0.09. GAAP EPS is expected to be between $0.05 and $0.06, including non-cash expenses associated with FAS 123R and the amortization of intangible assets.

The tax rate used for GAAP EPS is expected to be between 17% and 19% for both the second quarter and full year of 2006.

Conference Call

The company plans to host its investor conference call today at 5:00 pm ET to discuss its financial results for the first quarter, and its outlook for the second quarter and full year of 2006. The investor conference call will be available via live web cast on Phase Forward’s web site at www.phaseforward.com under the tab “Investors.” To participate by telephone, the domestic dial-in number is 866-713-8562 and the international dial-in is 617-597-5310. The access code is 76784810. Investors are advised to dial in at least five minutes prior to the call to register. The web cast will be archived until May 26th, 2006.

About Phase Forward

Phase Forward is a leading provider of integrated data management solutions for clinical trials and drug safety. The company offers proven solutions for electronic data capture (InForm™), clinical data management (Clintrial™), clinical trials signal detection (CTSD™), strategic pharmacovigilance (WebVDME™ and Signal Management), adverse event reporting (Clintrace™) and applied data standards (WebSDM). In addition, the company provides services in the areas of application implementation, hosting and validation, data integration, business process optimization, safety data management and industry standards. Phase Forward’s products and services have been utilized in over 10,000 clinical trials involving more than 1,000,000 clinical trial study participants at over 230 organizations and regulatory agencies worldwide including: AstraZeneca, Biogen Idec, Boston Scientific, Dana-Farber Cancer Institute, Eli Lilly, Food and Drug Administration, GlaxoSmithKline, Guidant, Merck, U.K. Medicines and Healthcare Products Regulatory Agency, National Institutes of Health, Procter & Gamble, Quintiles, sanofi-aventis, Schering-Plough Research Institute and Serono. Additional information about Phase Forward is available at www.phaseforward.com.

Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements relating to, among other things, Phase Forward’s expectations and assumptions concerning management’s forecast of financial performance, the performance of Phase Forward’s products and services, future business and operations plans of Phase Forward’s customers, the ability of Phase Forward’s customers to realize benefits from the use of Phase Forward’s products and services, and management’s plans, objectives and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond Phase Forward’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, changes in our customers’ industries; our ability to convince prospective customers to adopt our solutions; competition; changing customer requirements; governmental regulation; our ability to maintain profitability; fluctuations in our operating results; long sales and implementation cycles; our dependence on a limited number of customers or suppliers; product performance; third party service interruptions or delays; technology failures; our ability to maintain customer relationships and contracts; our ability to retain and hire skilled personnel; our ability to protect our intellectual property rights; product liability or intellectual property infringement claims brought against us; acquisitions; our ability to manage our rapid growth; our ability to obtain capital when desired on favorable terms; and the volatility of the market price of our common stock. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Phase Forward undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by Phase Forward, see the disclosure contained in Phase Forward’s public filings with the Securities and Exchange Commission including, without limitation, its most recent Annual Report on Form 10-K.

Non-GAAP Financial Information

Phase Forward provides non-GAAP income from operations, net income, and net income per share applicable to common shareholders data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Phase Forward’s management believes these non-GAAP measures are useful to investors because this supplemental information facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures.

Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP results, which are attached to this press release.

— # # # —

Phase Forward Incorporated and Subsidiaries

Condensed Consolidated Statements of Operations

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2005	2006

Revenues:
License	$8,819	$9,025
Service	11,743	14,591
Total revenues	20,562	23,616
Costs of revenues:
License	448	706
Service(1)	7,212	8,895
Total cost of revenues	7,660	9,601
Gross margin:
License	8,371	8,319
Service	4,531	5,696
Total gross margin	12,902	14,015

Operating expenses:
Sales and marketing(1)	3,951	4,237
Research and development(1)	3,281	3,624
General and administrative(1)	3,804	4,139
Restructuring	(92)	—
Total operating expenses	10,944	12,000
Income from operations	1,958	2,015
Other income (expense):
Interest income	348	596
Interest expense	(144)	—
Other, net	(130)	(64)
Total other income	74	532
Income before provision for income taxes	2,032	2,547
Provision for income taxes	564	461
Net income	$1,468	$2,086

Net income per share applicable to common stockholders:
Basic	$0.05	$0.06
Diluted	$0.04	$0.06
Weighted average number of common shares used in net income per share calculations:
Basic	32,457	33,751
Diluted	34,536	35,234

(1) Amounts include stock-based compensation expenses, as follows:
Costs of service revenues	$25	$44
Sales and marketing	(16)	110
Research and development	55	60
General and administrative	160	242
Total stock-based expenses	$224	$456

Phase Forward Incorporated and Subsidiaries

Tables of Reconciliation from GAAP to Non-GAAP

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2005	2006
Reconciliation of GAAP to Non-GAAP income from operations:
GAAP income from operations	$1,958	$2,015
Stock-based expenses	224	456
Restructuring	(92)	—
Amortization of intangible assets	—	217
Non-GAAP income from operations	$2,090	$2,688

	Three Months Ended March 31,
	2005	2006
Reconciliation of GAAP to Non-GAAP net income and net income per share applicable to common stockholders:
GAAP net income	$1,468	$2,086
Stock-based expenses	224	456
Restructuring	(92)	—
Amortization of intangible assets	—	217
Non-GAAP net income	$1,600	$2,759

GAAP net income per share applicable to common stockholders:
Diluted	$0.04	$0.06

Non-GAAP net income per share applicable to common stockholders:
Diluted	$0.05	$0.08

Phase Forward Incorporated and Subsidiaries

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands, except per share amounts)

	December 31,	March 31,
	2005	2006

Assets
Current assets:
Cash and cash equivalents	$51,779	$53,806
Short-term investments	8,807	9,499
Accounts receivable, net of allowance of $318 and $309 in 2005 and 2006, respectively	24,923	21,074
Deferred set up costs, current portion	1,266	1,189
Prepaid commissions and royalties, current portion	3,710	3,929
Prepaid expenses and other current assets	2,248	2,258
Deferred income taxes	4,025	4,028
Total current assets	96,758	95,783

Property and equipment, net	7,543	7,720
Deferred set up costs, net of current portion	782	1,016
Prepaid commissions and royalties, net of current portion	2,386	2,517
Intangible assets, net of accumulated amortization of $306 and $524 in 2005 and 2006, respectively	3,594	3,376
Goodwill	24,960	24,482
Deferred income taxes	3,747	3,737
Other assets	174	176
Total assets	$139,944	$138,807

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$2,110	$2,087
Accrued expenses	12,472	11,420
Accrued earn-out	2,000	2,000
Accrued litigation settlement	8,500	—
Deferred revenue, current portion	43,751	47,860
Deferred rent, current portion	394	422
Total current liabilities	69,227	63,789

Deferred revenue, net of current portion	2,743	3,802
Deferred rent, net of current portion	1,140	829
Other long-term liabilities	117	201
Total liabilities	73,227	68,621

Stockholders’ equity:
Preferred stock, $.01 par value:
Authorized—5,000 shares
Issued—0 shares	—	—
Common stock, $.01 par value:
Authorized—100,000 shares
Issued—33,720 and 33,880 shares in 2005 and 2006, respectively	337	339
Additional paid-in capital	168,947	170,068
Deferred stock-based compensation	(611)	(476)
Treasury stock, 37 shares at cost	(111)	(111)
Accumulated other comprehensive loss	(800)	(675)
Accumulated deficit	(101,045)	(98,959)
Total stockholders’ equity	66,717	70,186

Total liabilities and stockholders’ equity	$139,944	$138,807

Phase Forward Incorporated and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2005	2006

Operating activities
Net income	$1,468	$2,086
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	801	1,260
Stock-based compensation	224	456
Loss on disposal of fixed assets	—	10
Foreign currency exchange loss	112	62
Provision for allowance for doubtful accounts	—	54
Deferred income taxes	—	7
Tax benefit related to exercise of options	—	(248)
Non-cash income tax expense	463	340
Amortization of premiums or discounts on short-term investments	—	4
Changes in assets and liabilities:
Accounts receivable	4,647	4,196
Deferred costs	(308)	(489)
Prepaid expenses and other current assets	(224)	(14)
Accounts payable	(438)	29
Accrued expenses	(2,430)	(952)
Accrued litigation settlement	—	(8,500)
Deferred revenue	6,688	5,285
Deferred rent	197	(284)
Net cash provided by operating activities	11,200	3,302
Investing activities
Proceeds from maturities of short-term investments	1,250	3,022
Purchase of short-term investments	(842)	(3,718)
Purchase of property and equipment	(611)	(1,207)
Decrease in other assets	9	—
Net cash used in investing activities	(194)	(1,903)
Financing activities
Payments on lines of credit and notes payable	(4,407)	—
Proceeds from issuance of common stock	1,128	554
Proceeds from repayment of subscriptions receivable	127	—
Tax benefit related to exercise of options	—	248
Net cash (used in) provided by financing activities	(3,152)	802
Effect of exchange rate changes on cash and cash equivalents	(330)	(174)
Net change in cash and cash equivalents	7,524	2,027
Cash and cash equivalents at beginning of period	53,485	51,779
Cash and cash equivalents at end of period	61,009	53,806
Short-term investments at end of period	4,327	9,499
Total cash, cash equivalents and short-term investments at end of period	$65,336	$63,305